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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 23, 2007

MEDirect Latino, Inc.
(Exact name of small business issuer as specified in its charter)

Florida	000-51795	20-1327083
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 West Atlantic Boulevard, Suite 101, Pompano Beach, FL 33069
(Address of principal executive offices)

954-321-3540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Offices; Election of Directors;
      Appointment of Principal Officers

On June 23, 2007, the Company received and accepted the resignation of Ruben Jose King-Shaw, Jr. as a member of the board of directors. Mr. King-Shaw tendered his resignation due to a conflict of interest with prior and current business commitments. A copy of written correspondence has been filed as an exhibit to this report.

Item 9.01   Financial Statements and Exhibits

    (c)                      Exhibits

Exhibit Number	Description

17.1	Notification of Resignation of Director, dated June 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDirect Latino, Inc.,

Dated: June 29, 2007	By:	/s/ Charles W. Hansen, III
Charles W. Hansen, III
CEO